Exhibit 10.1
Fourth Amendment to Prepaid Card Program Manager Agreement
THIS FOURTH AMENDMENT TO AMENDED AND RESTATED PREPAID CARD PROGRAM MANAGER AGREEMENT (this “Fourth Amendment”) is effective as of July 1, 2021 (“Fourth Amendment Effective Date”), by and between SUTTON BANK, an Ohio state-chartered bank (“Sutton Bank”) and MARQETA, INC., a Delaware corporation (“Manager”) (each of Bank and Manager a “Party” and collectively the “Parties”).
WHEREAS, the Parties executed and delivered that certain Amended and Restated Prepaid Card Program Manager Agreement, originally dated as of April 1, 2016 and amended from time to time (the “Agreement”);
WHEREAS, the Parties wish to amend the Agreement in the manner set forth herein; and
WHEREAS, pursuant to Section 12.3, “Entire Agreement; Amendments” of the Agreement, the desired amendments requested must be contained in a written agreement signed by the Parties,
NOW THEREFORE, in consideration of the mutual covenants, agreements and promises contained herein, the receipt and sufficiency of which are hereby acknowledged, and intending to be legally bound, the Parties hereto for themselves and their successors and assigns do hereby agree, represent and warrant as follows:
1. Definitions. Capitalized terms used in this Fourth Amendment without definition shall have the meanings ascribed to such terms in the Agreement.
2. Amendment to Section 3.1 “Manager’s Responsibilities,” Subsection (K)(ii). Section 3.1, “Manager’s Responsibilities,” Subsection (K)(ii) is hereby rescinded and restated in its entirety as follows:
Notwithstanding Section 3.1(K)(i),the Funding Amount shall not be required for: [***].
3. Amendment to Section 5.4. Section 5.4, Subsection (E) is hereby rescinded.
4. Amendment to Section 10.1, “Term,” Subsection(A), “Term.” Section 10.1, “Term,” Subsection (A), “Term” of the Agreement is hereby amended by replacing the first sentence “The initial term of this Amended Program Manager Agreement shall commence on the Effective Date and terminate at midnight on the ninth (9th) anniversary of the Amendment Effective Date (the “Initial Term”), unless sooner terminated in accordance with the terms hereof.” with “The initial term of this Fourth Amended Program Manager Agreement shall commence on the Fourth Amendment Effective Date and terminate at midnight on September 1, 2028.
5. Amendment to Exhibit C, “[***] and Expense.” Exhibit C to the Agreement is hereby rescinded and restated in its entirety in the form attached hereto.
6. Amendment to Exhibit E. Exhibit E to this Agreement is hereby rescinded and restated in its entirety in the form attached hereto.
7. [***]. Further amendments relating to any [***] are hereby made pursuant to Schedule 1 attached hereto.
8. Conflict. In the event of any conflict between the terms of the Agreement and this Fourth Amendment, this Fourth Amendment shall control.
9. Effect of Fourth Amendment. Except as expressly revised herein, the Agreement shall remain in full force and effect as written.
10. Miscellaneous. This Fourth Amendment shall be governed by and construed and enforced in accordance with the internal laws of the State of Ohio without regard to its conflict of laws principles. This Fourth Amendment may be executed by facsimile and in counterparts, each of which shall be deemed an original, and all of which when taken together shall be deemed one and the same instrument. The Agreement, as revised hereby sets forth the entire agreement of the Parties with respect to the subject matter hereof and thereof, supersedes any and all prior contemporaneous agreements or understandings, whether written or oral, between the Parties with respect to such subject matter. This Fourth Amendment shall inure the benefit of and be binding upon the Parties and each of their respective successors and assigns. Section headings used in this Fourth Amendment are included herein for convenience of reference only and will not constitute a part of this Fourth Amendment for any other purpose.
IN WITNESS WHEREOF, the Parties have executed this Fourth Amendment as of the date first above set forth.
SUTTON BANK
By: /s/ J. Anthony Gorrell__________
Name: J. Anthony Gorrell_________
Title: Chief Executive Officer__________
MARQETA, INC.
By: /s/ Tripp Faix___________________
Name: Tripp Faix___________________
Title: Chief Financial Officer__________

EXHIBIT C
[***] AND EXPENSE
[***]
Sutton Bank shall pay Manager all card transaction interchange associated with any approved Program.
FEES AND EXPENSES OF PROGRAM MANAGER
A. Manager shall pay to Sutton Bank for [***] Programs excluding [***] Programs
For all Networks, Manager will pay to Sutton Bank the Fee listed in Table 1 below of aggregate settled net dollar volume of all transactions (including [***]) conducted using Cards issued under all Programs agreed by the Parties from time to time to be [***] for the purpose of calculating fees (“[***]”). However, this calculation will exclude the [***] (as provided in Section C of this Exhibit). This model is a [***], tiered model whereby all volumes are calculated at the appropriate tier and then [***]. For example, [***]. Such amounts will be netted from interchange payments paid to Manager by Sutton Bank within [***] of the end of each [***] in which the applicable transactions have occurred. Each such payment shall be accompanied by a report, detailing the transaction dates and amounts and the aggregate net dollar volume on which such payment is based.
Table 1

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B. Manager will pay a fee for all [***] Programs excluding the [***]
For all Networks, Manager will pay to Sutton Bank Fees listed in Table 2 below of aggregate settled net dollar volume of all transactions (including [***]) conducted using Cards issued to consumer cardholders under all Programs agreed by the Parties from time to time to be [***] for the purpose of calculating fees (“[***]”). However, this calculation will exclude the [***] (as provided in Section C of this Exhibit). This model is a [***], tiered model whereby all volumes are calculated at the appropriate tier and then [***]. For example, [***]. Such amounts will be netted from interchange payments paid to Manager by Sutton Bank within [***] of the end of each [***] in which the applicable transactions have occurred. Each such payment shall be accompanied by a report, detailing the transaction dates and amounts and the aggregate net dollar volume on which such payment is based.
Table 2

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For any [***] in which the [***] settled transaction volume exceeds [***], a single fee of [***] will apply to [***].
C. Transaction Volume Fee for the [***]
For all Networks, Manager will pay to Sutton Bank the fees in Table 3 below on all net settled [***] volume conducted using Cards issued under the [***], calculated by aggregating signature transaction volume from [***]. With respect to Tier I through Tier V (inclusive), fees are calculated on a [***], tiered model whereby all volumes are calculated at the appropriate tiers and then added together to arrive at the total fee. With respect to Tier VI through Tier IX (inclusive), fees are calculated on a “[***]” model whereby the total volume is calculated at [***]. Fees will be drawn from the cardholder account on a [***] basis.
Table 3

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For all Networks, Manager will pay to Sutton Bank the fees in Table 4 below on all net settled [***] volume, conducted using Cards issued under [***], calculated by aggregating [***] volume from [***] on a “[***]” model whereby the total volume is calculated at [***]. Fees will be drawn from the cardholder account on a [***] basis.
Table 4

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Manager will pay Sutton Bank a fee of [***] for all [***] associated with [***].
D. No Fee on RDFI Activity
There shall be no fees leveraged on [***] received by Sutton Bank in its capacity as [***].
E. Pass Through Expenses
For Pass Through Expenses listed in Table 5 below, Sutton Bank will pass such expenses to Manager as actual costs and without mark-up. Invoiced as occurs. Such Pass Through Expenses must be attributable to a Program of the Manager and substantiated by documentation from the applicable third party. Pass Through Expenses must be passed through to Manager within [***] from the date they are assessed/invoiced by the applicable third party, otherwise they will be considered waived. Pass Through Expenses that have not been disputed within [***] of receipt by Manager and that have been paid or deducted from Manager’s account are deemed paid in full.
Table 5

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[***]	[***]
[***]	[***]
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EARLY TERMINATION
The Early Termination Fee shall be determined by multiplying (i) the average of the [***] during the [***] period preceding the effective date of termination (or, if no [***] invoice has been received, the estimated total [***] billing for each Service to be received hereunder), by (ii) [***], as set forth in the table below, by (iii) the number of [***]; plus any unamortized fees or third party costs existing on Sutton Bank’s books on the date of termination. Upon request by Manager, Sutton Bank shall disclose to Manager the amount of any such [***].
c. Table 6 of the Early Termination is modified as follows:
Table 6

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[***]
[***]
[***]
Table 7

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[***]	[***]
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[***]	[***]
[***]	[***]
MARQETA [***]
Sutton Bank shall pay Manager a [***] on a [***] basis according to Table 8 – [***] by transferring funds to the bank account identified by Manager. Sutton Bank shall provide to Manager a [***] invoice with each payment which documents the calculation of the [***]. Sutton Bank will calculate (1) the [***], and (2) the [***] by multiplying the [***] by the applicable [***] in Table 8. For example, if the [***] invoice amount for a [***] is calculated to be [***], then a [***] of [***] would be applied to calculate a [***] amount of [***]. The same calculation would be applied to the [***] portion of the [***] invoice.
Table 8 _- [***]

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	[***]	[***]
	[***]	[***]
MISCELLANEOUS CHARGES
Manager will pay to Sutton Bank the following fees, which will be payable upon Manager’s receipt of a fee statement (“Fee Statement”) that provides a detailed accounting of each fee, including at minimum: the type of fee, how the fee was calculated, the data used to calculate the fee, any reasons or reason codes associated with the cause of the fee (e.g. why a wire was returned), an identifier (such as account token) indicating the Client that is the source or cause of the fee, the applicable Program name, and any additional fee-specific information listed below. The fee statement shall be provided to Manager along with the [***] invoice, covering the prior’s [***] activity.
i. Regulatory complaint not responded to [***] prior to the complaint response due date, [***] per occurrence. Fee charged to manager for any and all complaints received from governmental authorities that are sent to Manger for a response and Manager fails to respond to Sutton Bank within this time frame. Payment for this fee will be contingent upon Sutton Bank following the complaints policies and procedures established between the Parties.
ii. ACH Recall Notices. Manager shall respond to any ACH Recall Notice received from the U.S. Treasury within [***], and any ACH Recall Notice received from any ODFI within [***]. Failure to comply with the above requirements for any reason shall result Manager’s payment of a [***] penalty fee to Sutton for each untimely response to a U.S. Treasury ACH Recall Notice, and a [***] penalty fee to for each untimely response to an ODFI ACH Recall Notice.
Billing Disputes
Any third party charges (e.g. [***]) passed through to the Program Manager must be attributable to Program Manager’s Programs and substantiated by documentation from the applicable third party. Such third party charges must be passed through to Manager within [***] from the date they are assessed by the applicable third party, otherwise they will be considered waived.
Exhibit E
COVERED PROGRAMS

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Schedule 1
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